INCREASE CERTIFICATE

October 13, 2017

Reference is made to that certain Amended and Restated Credit Agreement, dated as of June 30, 2016 (as the same may be amended or otherwise modified, the “Credit Agreement”), among PulteGroup, Inc., a Michigan corporation (“Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, a Swing Line Lender, and an L/C Issuer. Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

Pursuant to Section 2.14 of the Credit Agreement, Borrower, Administrative Agent, and the Lenders party hereto agree to a $250,000,000 increase in the Aggregate Commitments effective on the date of this Increase Certificate. Each Lender party hereto hereby agrees to increase its Commitment under the Credit Agreement on the date hereof in the amount of $50,000,000. After giving effect to such increase, each Lender’s Commitment shall be as set forth on Exhibit A attached hereto. Schedule 2.01 of the Credit Agreement is hereby replaced with Exhibit A hereto.

The Credit Documents are ratified and affirmed by Borrower and shall remain in full force and effect. Borrower represents and warrants to Administrative Agent and the Lenders party hereto that the conditions set forth in Section 2.14(e) of the Credit Agreement have been satisfied as of the date hereof.

This Increase Certificate shall constitute one of the Credit Documents.

[Remainder of page intentionally blank. Signature pages follow.]

16546463_3

EXECUTED as of the date first stated above.

BORROWER:

PULTEGROUP, INC., a Michigan corporation

By:    /s/ D. Bryce Langen
Name: D. Bryce Langen
Title: Vice President and Treasurer

Signature Page to Increase Certificate

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:        /s/ Thomas Nowak

Name:    Thomas Nowak

Title:    Vice President

Signature Page to Increase Certificate

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:        /s/ Thomas Nowak

Name:    Thomas Nowak

Title:    Vice President

Signature Page to Increase Certificate

JPMORGAN CHASE BANK, N.A., as a Lender

By:        /s/ Chiara Carter

Name:    Chiara Carter

Title:    Executive Director

Signature Page to Increase Certificate

CITIBANK, N.A., as a Lender

By:        /s/Michael Vondriska

Name:    Michael Vondriska

Title:    Vice President

Signature Page to Increase Certificate

MIZUHO BANK, LTD., as a Lender

By:        /s/ John Davies

Name:    John Davies

Title:    Authorized Signatory

Signature Page to Increase Certificate

SUNRUST BANK, as a Lender

By:        /s/Lisa Smith Boyer

Name:    Lisa Smith Boyer

Title:    Senior Vice President

Signature Page to Increase Certificate

To induce the Administrative Agent and Lenders party hereto to enter into this Increase Certificate, the undersigned hereby (a) consent and agree to its execution and delivery and the terms and conditions thereof, (b) agree that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Credit Documents, and (c) waive notice of acceptance of this Increase Certificate, which binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent and Lenders and their respective successors and permitted assigns.

GUARANTORS:
Centex Homes, LLC
Centex International II, LLC
Centex LLC
Centex Real Estate Company, LLC
Del Webb Communities, Inc.
Del Webb Corporation
Del Webb's Coventry Homes, Inc.
DiVosta Homes Holdings, LLC
Nomas LLC
PH 19 Corporation
PH1 Corporation
PN II, Inc.
Potomac Yard Development LLC
Preserve II, Inc.
Pulte Arizona Services, Inc.
Pulte Development Corporation
Pulte Development New Mexico, Inc.
Pulte Diversified Company, LLC
Pulte Home Company, LLC
Pulte Homes of Michigan LLC
Pulte Homes of Minnesota LLC
Pulte Homes of New England LLC
Pulte Homes of New Mexico, Inc.
Pulte Homes of New York LLC
Pulte Homes of Ohio LLC
Pulte Homes of St. Louis, LLC
Pulte Homes of Washington, Inc.
Pulte Homes Tennessee, Inc. (f/k/a Radnor Homes, Inc.)
Pulte Realty Holding Company, LLC
Pulte Texas Holdings LLC
Pulte/BP Murrieta Hills, LLC
RN Acquisition 2 Corp.

/s/D. Bryce Langen
By:     D. Bryce Langen
Title:    Vice President and Treasurer

[continued on following page]

Signature Page to Increase Certificate

Centex Development Company, L.P. By: Centex Homes Its: General Partner By: Centex Real Estate Company, LLC Its: Managing Partner /s/D. Bryce Langen By: D. Bryce Langen Title: Vice President and Treasurer	Centex Homes By: Centex Real Estate Company, LLC Its: Managing Partner /s/D. Bryce Langen By: D. Bryce Langen Title: Vice President and Treasurer
Del Webb Texas Limited Partnership By: Del Webb Southwest Co. Its: General Partner /s/D. Bryce Langen By: D. Bryce Langen Title: Vice President and Treasurer	DiVosta Homes, L.P. By: DiVosta Homes Holdings, LLC Its: General Partner /s/D. Bryce Langen By: D. Bryce Langen Title: Vice President and Treasurer
Pulte Homes of NJ, Limited Partnership By: Pulte Home Corporation of The Delaware Valley Its: General Partner /s/D. Bryce Langen By: D. Bryce Langen Title: Vice President and Treasurer	Pulte Homes of PA, Limited Partnership By: PH 50 LLC Its: General Partner /s/D. Bryce Langen By: D. Bryce Langen Title: Vice President and Treasurer

[continues on following page]

Signature Page to Increase Certificate

Pulte Homes of Texas, L.P. By: Pulte Nevada I LLC Its: General Partner D. Bryce Langen By: D. Bryce Langen Title: Vice President and Treasurer	Pulte Homes Tennessee Limited Partnership By: Pulte Homes Tennessee, Inc. Its: General Partner D. Bryce Langen By: D. Bryce Langen Title: Vice President and Treasurer
Pulte Realty Limited Partnership By: PH 55 LLC Its: General Partner By: Pulte Realty Holding Company, LLC Its: Sole Member /s/D. Bryce Langen By: D. Bryce Langen Title: Vice President and Treasurer	Pulte Homes of Indiana, LLC /s/Kimberly M. Hill By: Kimberly M. Hill Title: Manager

EXHIBIT A
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$112,500,000	11.250000000%
JPMorgan Chase Bank, N.A.	$112,500,000	11.250000000%
Citibank, N.A.	$112,500,000	11.250000000%
Mizuho Bank, Ltd.	$112,500,000	11.250000000%
SunTrust Bank	$112,500,000	11.250000000%
Associated Bank, National Association	$22,500,000	2.250000000%
BNP Paribas	$45,000,000	4.500000000%
Branch Banking and Trust Company	$62,500,000	6.250000000%
Comerica Bank	$62,500,000	6.250000000%
Fifth Third Bank	$45,000,000	4.500000000%
PNC Bank, National Association	$62,500,000	6.250000000%
TD Bank, N.A.	$30,000,000	3.000000000%
U.S. Bank National Association	$45,000,000	4.500000000%
Wells Fargo Bank, National Association	$62,500,000	6.250000000%
Total	$1,000,000,000	100.000000000%

Signature Page to Increase Certificate